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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 31, 2007

                         MACKINAC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        0-20167                 38-2062816
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         130 SOUTH CEDAR STREET
          MANISTIQUE, MICHIGAN                                       49854
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 343-8147

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT; DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective as of January 31, 2007, Mackinac Financial Corporation (the "Company") entered into an amended and restated employment agreement with Ernie
R. Krueger pursuant to which Mr. Krueger will serve as Executive Vice President and Chief Financial Officer of the Company and of its principal banking subsidiary, mBank (the "Bank"), with a salary of not less than $165,000 per annum. From late 2005 through November 2006 Mr. Krueger served as the vice president and controller of the Company and the Bank and has, since November 2006, served as executive vice president and Chief Financial Officer of the Company and the Bank.

     The amended and restated employment agreement supersedes and replaces in its entirety the employment agreement dated December 15, 2004 as amended by the first amendment to employment agreement dated January 12, 2005. The agreement has a term of 36 months, expiring January 31, 2010. During the term of his employment, Mr. Krueger may be eligible for an additional incentive bonus and will be entitled to participate in any Company employee benefit plans that are made available to executive employees of the Company or the Bank. In the event we require Mr. Krueger to relocate his principal office location we may also be required to make certain relocation payments. In the event the agreement is terminated under certain circumstances, we are obligated to make termination payments in a lump sum or over time depending on the reason the agreement was terminated. The agreement also contains non-competition and non-solicitation provisions. A copy of the Amended and Restated Employment Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The disclosure set forth in Item 1.01 with respect to Mr. Krueger is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

Exhibit No.   Description
-----------   -----------
10.1          Amended and Restated Employment Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACKINAC FINANCIAL CORPORATION


Date: February 6, 2007                  By /S/ ERNIE R. KRUEGER
                                           -------------------------------------
                                           Ernie R. Krueger
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
10.1           Amended and Restated Employment Agreement